Exhibit No. 18/ AFGL International, Inc./ Form S-3

       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


      We consent to the reference to our firm under the heading "Experts" and to the incorporation by reference of our report dated March 27, 1996 [except as to Note 18B for which the date is April 10, 1996] in this Registration Statement [Form S-3] for AFGL International, Inc.



                                          MOORE STEPHENS, P.C.
                              [Formerly MORTENSON AND ASSOCIATES,
P.C.]
                                            Certified      Public
Accountants
Cranford, New Jersey
July 19, 1996